EXHIBIT 99.10

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------
JUDGE: BARBARA J. HOUSER
-------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------                -----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

DREW KEITH                                                   11/20/00
---------------------------------------                -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ JESSICA L. WILSON                                  CHIEF ACCOUNTING OFFICER
---------------------------------------                ------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

JESSICA L. WILSON                                             11/20/00
---------------------------------------                ------------------------
PRINTED NAME OF PREPARER                                        DATE

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-1
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE             MONTH                MONTH               MONTH
                                                                      --------------------------------------------------------------
ASSETS                                                   AMOUNT           October 2000
------------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                                                $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                                  $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                                  $0                   $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                                                   $20,742
------------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                                        $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                                 $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                                 $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                                    $39,149                 $974                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL  CURRENT  ASSETS                                 $39,149              $21,716                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                                                      $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                                           $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                                   $0                   $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                                $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                                       $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                              $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                           $39,149              $21,716                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                                 $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                                    $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                                    $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                                $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                                     $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                              $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                                      $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                                     $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                                                    $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                                             ($16,740)                 $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                                              $0                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                               $0             ($16,740)                 $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                                           $0             ($16,740)                 $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                                  $38,956                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                              ($500)                 $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                                $0              $38,456                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                              $0              $21,716                  $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-2
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------
                                                                MONTH           MONTH          MONTH          QUARTER
                                                          ------------------------------------------------
REVENUES                                                    October 2000                                       TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                     $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                          $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                        $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                           $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                                       $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                                    $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                           $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
8.    GROSS  PROFIT                                                      $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                                       $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                                $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                                           $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                                       $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                                $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                                           $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                                   $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                                   $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                                  $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                                                   $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                                             $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                                       $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                                $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                                        $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                                  $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                                  $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                                      $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                                         $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                                  $0            $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-3
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                   MONTH             MONTH           MONTH           QUARTER
CASH RECEIPTS AND                                            ----------------------------------------------------
DISBURSEMENTS                                                   October 2000                                          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                                              $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                                             $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                                            $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                                           $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                                               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH  LIST)                                        $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                                         $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH  LIST)                                                   $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                                           $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                                         $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                                   $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                            $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                     $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                                  $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                              $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                              $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                       $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                 $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                  $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                            $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                                      $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                                      $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-4
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE            MONTH              MONTH            MONTH
                                                                  ------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT          October 2000
------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                       $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                      $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                      $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
4.     91+                                                                   $20,742                $0               $0
------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                               $0            $20,742                $0               $0
------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                            $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                               $0            $20,742                $0               $0
------------------------------------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                      MONTH:   October 2000
------------------------------------------------------------------------------------------------------------------------
                                     0-30             31-60             61-90               91+
TAXES  PAYABLE                       DAYS             DAYS               DAYS              DAYS             TOTAL
------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0                $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0                $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0                $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0                $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   $0                $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                      $0                $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                                  MONTH:   October 2000
------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING           AMOUNT                              ENDING
                                                       TAX          WITHHELD AND/         AMOUNT             TAX
FEDERAL                                            LIABILITY*         0R ACCRUED           PAID           LIABILITY
------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                           $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                         $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                         $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                            $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                  $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                     $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                     $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                             $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                   $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                  $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                            $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                           $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                       $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                     $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                     $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                             $0                 $0                $0               $0
------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-5
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                     MONTH:  October 2000
-----------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                           Account #1      Account #2       Account #3
-----------------------------------------------------------------------------------------------------------------------------
A.           BANK:                                                N/A
-----------------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                                      N/A                                             TOTAL
-----------------------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                                      N/A
-----------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                        $0
-----------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                                  $0
-----------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                      $0
-----------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                           $0
-----------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                                       $0              $0               $0              $0
-----------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF         TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                    PURCHASE       INSTRUMENT         PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
7.     N/A
-----------------------------------------------------------------------------------------------------------------------------
8.     N/A
-----------------------------------------------------------------------------------------------------------------------------
9.     N/A
-----------------------------------------------------------------------------------------------------------------------------
10.    N/A
-----------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                  $0              $0
-----------------------------------------------------------------------------------------------------------------------------

CASH
-----------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                          $0
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-6
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

                                                        MONTH: October 2000

-------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------
                                                       INSIDERS
-----------------------------------------------------------------------------------------------------------------------
                                                                   TYPE OF                   AMOUNT       TOTAL PAID
              NAME                                                 PAYMENT                    PAID          TO DATE
-----------------------------------------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                                                                     $0            $0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                                                      TOTAL
                                 ORDER AUTHORIZING              AMOUNT         AMOUNT          TOTAL PAID           INCURRED
                   NAME               PAYMENT                  APPROVED         PAID            TO DATE            & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                                    $0            $0                   $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 SCHEDULED       AMOUNTS
                                                                                  MONTHLY         PAID             TOTAL
                                                                                 PAYMENTS        DURING            UNPAID
                                    NAME OF CREDITOR                                DUE           MONTH         POSTPETITION
---------------------------------------------------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                                                 $0            $0                   $0
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL  BASIS-7
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

                                                        MONTH: October 2000

QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES          NO
-------------------------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                               X
-------------------------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                         X
-------------------------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                                                   X
-------------------------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                                             X
-------------------------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                                             X
-------------------------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                       X
-------------------------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                                          X
-------------------------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                   X
-------------------------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                         X
-------------------------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                                        X
-------------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                                                  X
-------------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                                    X
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES         NO
-------------------------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                          X
-------------------------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                            X
-------------------------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This is a non-operating entity. There are no assets or employees with which to cover with insurance.

-------------------------------------------------------------------------------------------------------------------------------
                                    INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
           TYPE OF                                                                                         PAYMENT AMOUNT
           POLICY                       CARRIER                   PERIOD COVERED                            & FREQUENCY
-------------------------------------------------------------------------------------------------------------------------------
      N/A
-------------------------------------------------------------------------------------------------------------------------------
      N/A
-------------------------------------------------------------------------------------------------------------------------------
      N/A
-------------------------------------------------------------------------------------------------------------------------------
      N/A
-------------------------------------------------------------------------------------------------------------------------------
      N/A
-------------------------------------------------------------------------------------------------------------------------------
      N/A
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                  FOOTNOTES SUPPLEMENT
-------------------------------------
CASE NUMBER: 400-42069-BJH                             ACCRUAL BASIS
-------------------------------------

                                                       MONTH: October 2000

-----------------------------------------------------------------------------------------
ACCRUAL BASIS         LINE
 FORM NUMBER         NUMBER              FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------
      General                  This is a non-operating Company.
-----------------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-----------------------------------------------------------------------------------------

CASE NAME: FLIGHT ONE LOGISTICS, INC.

CASE NUMBER: 400-42069-BJH

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                          October


8.   OTHER (ATTACH LIST)                          $ 974 Reported
                                 -----------------------
        Intercompany Receivables                    974 Detail
                                 -----------------------
                                                      - Difference